SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February24, 2012
Date of Report (Date of earliest event reported)

FREEDOM ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-25474
(Commission File Number)

56-2291458
(I.R.S. Employer Identification No.)

11372 United Way, Orlando, FL  32819
(Address of principal executive offices)

(407) 905-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Auditors

(a) Previous independent registered audit firm.

Effective February 9, 2012, the Registrant dismissed GBH CPAs, which did audit Registrant’s year-end financial statements and also performed a review of the last three quarterly financial statements. The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

During the period October 14, 2010 through the date of the termination  (February 9, 2012) of GBH CPAs there have been no disagreements with GBH, CPAs (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH CPA’s, would have caused them to make reference thereto in their report on financial statements for such years.

The Registrant provided GBH CPAs with a copy of this Current Report on Form 8-K, and requested that GBH CPAs furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether GBH CPAs agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  The Registrant has received a responsive letter from GBH CPAs refusing this request and GBH CPAs letter has raised a fee dispute with the Registrant.  Registrant denies owing fees to GBH CPAs but Registrant acknowledges that a fee dispute does now exist as GBH CPAs have attempted to charge Registrant four times the agreed upon fee for services as outlined in Registrant’s retainer letter with GBH CPAs.

(b) New independent registered public accounting firm.

On February 9, 2012, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged Tarvaran, Askelson & Company, as its independent registered audit firm to audit the Registrant’s financial statements for the fiscal year ended December 31, 2011 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2012.

During the fiscal year ended December 31, 2010 and through the date of the engagement of Tarvaran, Askelson & Company, neither the Registrant nor anyone on its behalf has consulted with Tarvaran, Askelson & Company, regarding either:

(a)  The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Tarvaran, Askelson & Company, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)  Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Environmental Services, Inc.

/s/ Michael S. Borish
Michael S. Borish
President, CEO & CFO

Date: February 24, 2012